UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2004

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 2.02 and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On October 19, 2004, the Registrant issued a press release announcing it financial results for the quarter ended September 30, 2004, a copy of which is attached hereto as Exhibit 99.01.  Also on October 19, 2004, the Registrant presented its financial results for the quarter ended September 30, 2004 in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference and will continue to be available through audio replay until November 1, 2004.  A copy of the transcript of the call, including the question and answer session immediately following the call, is attached hereto as Exhibit 99.02.

ITEM 9.01.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.01               Press release dated October 19, 2004 announcing the Registrant’s financial results for the quarter ended September 30, 2004.

99.02               Transcript of the Registrant’s publicly available investor and analyst conference call on October 19, 2004 presenting the financial results for the quarter ended September 30, 2004 and question and answer session immediately following the call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004	SILICON IMAGE, INC.

By:	/s/ Robert G. Gargus
Robert G. Gargus
Vice President, Finance and Administration and Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated October 19, 2004 announcing the Registrant’s financial results for the quarter ended September 30, 2004.

99.02

Transcript of the Registrant’s publicly available investor and analyst conference call on October 19, 2004 presenting the financial results for the quarter ended September 30, 2004 and question and answer session immediately following the call.